Exhibit 10.14.2

                                AMENDMENT TO THE
              SALOMON INC EQUITY PARTNERSHIP PLAN FOR KEY EMPLOYEES
                       (AS AMENDED THROUGH MARCH 25, 1998)
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      Section 17 (c) of the Salomon Inc Equity Partnership Plan for Key
Employees is hereby amended to add the following sentence at the end of such
Section:

                  "The value of any shares allowed to be withheld or tendered for tax withholding may not exceed the amount allowed consistent with fixed plan accounting in accordance with generally accepted accounting principles."